                                 --------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported) October 1, 2004
                                                        -----------------

                                   AMARU, INC.
    -------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)

                                     Nevada
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
----------------------                        ----------------------------------
Commission File Number                        IRS Employer Identification Number

             112 Middle Road, #08-01 Midland House, Singapore 188970
          -------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
--------------------------------------------------------------------------------
        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

    On October 1, 2004, Francis Foong Keong Kwong, was appointed by the Company's Board of Directors as the Chief Financial Officer of the Company. Mr. Foong, age 44,Francis is a Principal Consultant with Quality Vision Consultants. He is well versed with implementing the ISO 9000 :2000 quality system and SQC ( Singapore Quality Class ). Some of the major clients he has worked with include Meritus Mandarin, CB Richard Ellis, Eurocopter, Singapore Environment Institute ( a branch of Environment Ministry ) and Davis, Langdon and Seah ( one of Singapore's largest Quantity Surveyors). Prior to being a Principal Consultant Francis had worked 19 years as a Finance professional of which the last 10 years was at a senior level. From 1993 to 1996 he was Financial Controller of Natco Singapore Pte Ltd, a subsidiary of a large oil and gas company based in Houston. From November 2002 to February 2003 he was the Asean/ India Financial Controller for IBM Business Consulting Services. From May 1996 to November 2002 he was the Regional Finance Director for PwC East Asia Consulting ( IBM Consulting merged with PwC East Asia Consulting in November 2002 ) He managed the regional finance function based in Singapore and the finance departments in the eight countries of China, Taiwan, Hong Kong, Thailand, Philippines, Malaysia, Singapore and Indonesia. From the years 1999 to 2002 he sat in the East Asia Board of Directors acting as a financial adviser to the Business sector leaders on business decisions, risks management and financial analysis on various business and strategy issues. Mr. Foong received Bachelor of Accountancy , National University of Singapore, is a Member, Singapore Institute of Certified Public Accountants since 1987. Has been invited recently to be a Fellow of the Institute. Mr. Foong received Master in Business Administration, University of Hull (UK).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 20, 2004                    AMARU, INC.

                                           By: /s/ Colin Binny
                                               --------------------------
                                               Colin Binny
                                               President